Significant Concentrations (Tables)	12 Months Ended
Dec. 31, 2016
Sales Revenue, Net [Member]
Schedules of Concentration of Risk, by Risk Factor [Table Text Block]
The Company depends on two customers for majority of its revenues and the loss of, or a significant reduction in orders would significantly reduce the Company’s revenues and adversely impact the Company’s operating results. The Company’s sales to these two customers as a percentage of revenues are as follows:

	Year Ended December 31,
	2014	2015	2016

Customer A and its affiliates	18.1%	20.1%	22.4%
Customer B and its affiliates	19.6%	21.1%	15.2%

Accounts Receivable [Member]
Schedules of Concentration of Risk, by Risk Factor [Table Text Block]
The percentage of the Company’s accounts receivable accounted by customers, those representing more than 10% of total accounts receivable balance, is summarized as follows:

	December 31,
	2015	2016

Customer A and its affiliates	22.8%	29.2%
Customer B and its affiliates	22.2%	19.3%